Exhibit 24 1 POWER OF ATTORNEY The undersigned hereby makes, constitutes and appoints each of Tessa N. Judge, Kelly Clutter, Wayne Crews Lott, Nishant Prakash, and Rita Bujanda Trujillo, or any of them acting singly, and with full power of substitution, re-substitution, revocation and delegation, the undersigned’s true and lawful attorney-in-fact (each of such persons and their substitutes and delegees being referred to herein as the “Attorney-in-Fact”), with full power to act for the undersigned and in the undersigned's name, place and stead, in the undersigned’s capacity as an officer, director or shareholder of Helen of Troy Limited (the “Company”), to: 1. Take such actions as may be necessary or appropriate to enable the undersigned to submit and file forms, schedules and other documents with the U.S. Securities and Exchange Commission (“SEC”) utilizing the SEC’s Electronic Data Gathering and Retrieval (“EDGAR”) system, which actions may include (a) enrolling the undersigned in EDGAR Next and (b) preparing, executing and submitting to the SEC a Form ID, amendments thereto, and such other documents and information as may be necessary or appropriate to obtain codes and passwords enabling the undersigned to make filings and submissions utilizing the EDGAR system or otherwise to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or any rule or regulation of the SEC; 2. Prepare and execute any and all forms, schedules and other documents (including any amendments thereto) the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable for the undersigned to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 (“Rule 144”) under the Securities Act of 1933 (as amended, the “Securities Act”), or any rule or regulation thereunder, including Forms 3, 4 and 5, Schedules 13D and 13G, and Forms 144 (all such forms, schedules and other documents being referred to herein as “SEC Filings”); 3. Submit and file SEC Filings with the SEC utilizing the EDGAR system or otherwise to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under the Exchange Act or any rule or regulation of the SEC or cause them to be submitted and filed by a person appointed under Section 5 below; 4. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any SEC Filings or file, submit or otherwise deliver SEC Filings to any securities exchange, stock exchange, national securities exchange or similar authority on which the Company’s securities may be listed or traded; 5. Do and perform any and all acts for and on behalf of the undersigned to determine, in the opinion of the Attorney-in-Fact, whether to act as an account administrator or a delegated administrator for the undersigned’s EDGAR account, and in accordance with the Attorney-in-Fact’s determination, either (a) act as an account administrator for the undersigned’s EDGAR account, including: (i) appoint, remove and replace account administrators, account users, technical administrators and delegated entities; (ii) maintain the security of the undersigned’s EDGAR account, including modification of access codes; (iii) maintain, modify and certify the accuracy of information on the undersigned’s EDGAR account dashboard; (iv) act as the EDGAR point of contact with respect to the undersigned’s EDGAR account; and (v) any other actions contemplated by Rule 10 of Regulation S-T with respect to account administrators; or (b) act as a delegated administrator for the undersigned’s EDGAR account, including: (i) appoint, remove and replace delegated account administrators and users; (ii) maintain the

Exhibit 24 2 security of the undersigned’s EDGAR account; and (iii) any other actions contemplated by Rule 10 of Regulation S-T with respect to delegated entities; 6. Cause the Company to accept a delegation of authority from any of the undersigned’s EDGAR account administrators and, pursuant to that delegation, authorize the Company’s EDGAR account administrators to appoint, remove or replace users for the undersigned’s EDGAR account; 7. Obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact; and 8. Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the Attorney-in-Fact may approve in the Attorney-in-Fact’s discretion. The undersigned acknowledges that: (a) This Power of Attorney authorizes, but does not require, the Attorney-in- Fact to act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information; (b) Any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable; (c) Neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of Section 13 or Section 16 of the Exchange Act or Rule 144, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and (d) This Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section 13 or Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 13 or Section 16 of the Exchange Act. The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary, proper or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney. This Power of Attorney authorizes, but does not require, the Attorney-in-Fact to act in his or her discretion on information provided to the Attorney-in-Fact without independent verification of such information. Any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will

Exhibit 24 3 contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable. The undersigned acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act, Rule 144 or any rule or regulation under the Exchange Act or the Securities Act. This Power of Attorney is not affected by subsequent disability or incapacity of the undersigned. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney. IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of August, 2025. /s/ Darren G. Woody Printed Name: Darren G. Woody

Exhibit 24 4 NOTARIZATION STATE OF TEXAS ) ) COUNTY OF COLLIN ) This instrument was acknowledged before me on this 19th day of August, 2025 by Darren G. Woody. /s/ Debbie Diaz Notary Public in and for the State of Texas My Commission Expires: 03-11-2027